UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cardiff Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Cardiff Oncology, Inc. will be held on June 26, 2025, at 9:00 a.m. local time at the Company’s offices located at

11055 Flintkote Avenue, San Diego, California 92121

PROXY STATEMENT AND 2024 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT:

https://annualgeneralmeetings.com/crdf2025

Dear Stockholder:

The Annual Meeting of Stockholders of Cardiff Oncology, Inc. has been called to consider and act upon the following matters:

Proposal 1: Election of seven (7) Directors;

Proposal 2: Ratification of BDO USA, P.C. as Cardiff Oncology’s independent registered public accountants for fiscal year ending December 31, 2025;

Proposal 3: Approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares; and

Proposal 4: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Our Board of Directors recommends a vote “FOR” all nominees listed in proposal 1 and “FOR” proposals 2, 3 and 4.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials,

including the proxy card, are available to you on-line at https://annualgeneralmeetings.com/crdf2025 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting.

a

Control Number:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 26, 2025:

(1)
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)
The Proxy Statement and 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/crdf2025

(3)
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 12, 2025 to facilitate timely delivery.

To request a paper copy of these items:

o
Call our toll-free number – 1-800-785-3033; or
o
Visit our website at https://annualgeneralmeetings.com/crdf2025; or
o
Send us an e-mail at cs@pacificstocktransfer.com.

Please clearly identify the items you are requesting; Cardiff Oncology, Inc., and your name along with the Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D. Chairman of the Board of Directors

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Control Number:

Your **Vote** Counts!

CARDIFF ONCOLOGY, INC.

2025 Annual Meeting

Vote by June 25, 2025

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in CARDIFF ONCOLOGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 26, 2025.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 26, 2025
9:00 AM PDT

11055 Flintkote Ave
San Diego, CA 92121

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CARDIFF ONCOLOGY, INC.
2025 Annual Meeting
Vote by June 25, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Dr. James O. Armitage	For
1B	Mark Erlander, Ph.D.	For
1C	Dr. Rodney Markin	For
1D	Mani Mohindru, Ph.D.	For
1E	Gary W. Pace, Ph.D.	For
1F	Renee P. Tannenbaum	For
1G	Lâle White	For
2	Proposal to ratify the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3	Proposal to approve an amendment to the Company's 2021 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares.	For
4	Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

FLASHID-JOB#

1.00000
322,224
148,294